ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT ("**Agreement**") is effective as of January 29, 2024, by and between PLM Holdings Inc., a Colorado corporation ("**Buyer**") and Panacea Life Sciences Holdings, Inc., a Nevada corporation ("**Seller**"). Buyer and Seller are each referred to herein as a "**Party**" and together as the "**Parties**".

Recitals:

A. Seller is the owner of all of the assets of and relating to the Pur Life Medical system ("**Pur Life Medical System**").

B. Seller desires to sell and transfer all of the assets of and relating to the Pur Life Medical System to Buyer, and Buyer desires to purchase and acquire all the assets of and relating to the Pur Life Medical System from Seller and to assume certain limited liabilities relating to the Pur Life Medical System.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Article 1
Purchase and Sale

Section 1.01. Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of Seller's right, title, and interest in, to and under all of the assets described on **Appendix 1.01** attached hereto (collectively, the "**Purchased Assets**").

Section 1.02. Excluded Assets. Other than the Purchased Assets, Buyer expressly understands and agrees that it is not purchasing or acquiring, and Seller is not selling or assigning, any other assets or properties of Seller, and all such other assets and properties, including but not limited to all cash or cash equivalents held by Seller at the Closing, shall be excluded from the Purchased Assets (collectively, the "**Excluded Assets**").

Section 1.03. Assumed Liabilities. Buyer is purchasing the assets free and clear of liens, claims, interests and encumbrances. To the extent that any liabilities of Seller arising out of or relating to the Purchased Assets arise on or after the Closing, Buyer shall assume and agree to pay, perform, and discharge them when due (collectively, the "**Assumed Liabilities**"). The Assumed Liabilities include the liabilities specifically set forth on **Appendix 1.02** attached hereto.

Section 1.04. Purchase Price. The aggregate purchase price for the Purchased Assets shall be One Hundred Eighty Thousand Dollars ($180,000.00) ("**Purchase Price**"), plus the assumption of the Assumed Liabilities, if any. Buyer shall pay the Purchase Price with a promissory note ("**Promissory Note**") in the amount of the Purchase Price, with interest at fourteen percent (14.0%) per annum, payable in accordance with the terms of the Promissory Note.

Article 2
Closing

Section 2.01. Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement ("**Closing**") shall take place virtually by exchange of documents and signatures (or their electronic counterparts), at 10:00 a.m., Eastern time, on the business day all of the conditions to Closing set forth in Article 2 are satisfied (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date or place as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the "**Closing Date**."

Section 2.02. Closing Deliverables.

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a bill of sale in the form of **Exhibit A** attached hereto ("**Bill of Sale**"), duly executed by Seller;

(ii) an assignment and assumption agreement in the form of **Exhibit B** attached hereto ("**Assignment and Assumption Agreement**"), duly executed by Seller;

(iii) an assignment of trademarks and service marks in the form of **Exhibit C** attached hereto ("**Assignment of Marks**"), duly executed by Seller;

(iv) such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the Promissory Note, duly executed by Buyer;

(ii) the Assignment and Assumption Agreement, duly executed by Buyer;

(iii) the Assignment of Marks, duly executed by Buyer; and

(iv) such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Seller, as may be required to give effect to the transactions contemplated by this Agreement.

Article 3
Representations and Warranties

Section 3.01. Seller Representations and Warranties. To induce Buyer to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, Seller hereby makes, as of the Closing Date, the representations and warranties set forth in this Section 3.01.

(a) Organization and Good Standing. Seller is a corporation duly formed, validly existing, and in good standing under the laws of its state of formation. Seller has full power and authority to own, operate, and lease its properties, and to conduct its business as currently

conducted, and is qualified to transact business as a foreign corporation in each jurisdiction in which the operation of its business or the ownership of its properties requires such qualification.

(b) Execution and Effect of Agreement. Seller has the requisite power, capacity, and authority to enter into, execute, and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the consummation by Seller of the transactions contemplated hereby, and the performance by Seller of its obligations hereunder have been duly and effectively authorized by all necessary action on the part of Seller. This Agreement has been duly executed and delivered by Seller. This Agreement constitutes a legal, valid and binding obligation of Seller, fully enforceable against Seller, in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity.

(c) Restrictions. The execution and delivery by Seller of this Agreement, the consummation by Seller of the transactions contemplated hereby, and the performance by Seller of its obligations hereunder do not and will not (with or without the passage of time or the giving of notice or both) (a) violate or conflict with any of the provisions of the organizational documents of Seller, (b) violate or conflict with the provisions of any applicable laws, (c) result in the creation of any encumbrance upon any of the Purchased Assets, or (d) violate or conflict with any provisions of, result in a breach of, give rise to a right of termination, modification or cancellation of, constitute a default of, or accelerate the performance required by, the terms of any agreement or other instrument to which Seller is a party or to which Seller or any of the Purchased Assets is subject.

(d) Consents. No filing with, or consent, waiver, approval or authorization of, or notice to, any governmental authority or any other person is or will be required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or any other document or instrument contemplated hereby, the consummation of any of the transactions contemplated hereby or the performance of any of Seller's obligations hereunder that have not been obtained by Seller.

Section 3.02. Buyer Representations and Warranties. To induce Seller to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, Buyer hereby makes, as of the Closing Date, the representations and warranties set forth in this Section 3.02.

(a) Organization and Good Standing. Buyer is a corporation duly formed, validly existing, and in good standing under the laws of its state of formation. Buyer has full power and authority to own, operate, and lease its properties, and to conduct its business as currently conducted, and is qualified to transact business as a foreign corporation in each jurisdiction in which the operation of its business or the ownership of its properties requires such qualification.

(b) Execution and Effect of Agreement. Buyer has the requisite power, capacity, and authority to enter into, execute, and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the consummation by Buyer of the transactions contemplated hereby, and the performance by Buyer of its obligations hereunder have been duly and effectively authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer. This Agreement constitutes a legal, valid and binding obligation of Buyer, fully enforceable against Buyer, in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application

relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity.

(c) Restrictions. The execution and delivery by Buyer of this Agreement, the consummation by Buyer of the transactions contemplated hereby, and the performance by Buyer of its obligations hereunder do not and will not (with or without the passage of time or the giving of notice or both) (a) violate or conflict with any of the provisions of the organizational documents of Buyer, or (b) violate or conflict with the provisions of any applicable laws.

(d) Consents. No filing with, or consent, waiver, approval or authorization of, or notice to, any governmental authority or any other person is or will be required to be made or obtained by Buyer in connection with the execution and delivery of this Agreement or any other document or instrument contemplated hereby, the consummation of any of the transactions contemplated hereby or the performance of any of Buyer's obligations hereunder that have not been obtained by Buyer.

Article 4
Miscellaneous

Section 4.01. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

Section 4.02. Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 4.02):

If to Buyer:	PLM Holdings, Inc., 5910 S University Blvd Ste C18-193 Greenwood Village, CO 80121 Attention: Nick Cavarra Email: nick.cavarra@purlifemedical.com
with a copy (which shall not constitute notice) to:	Akerman LLP 1900 16th Street Suite 950 Denver, CO 80202 Attention: Kevin Hein Email: kevin.hein@akerman.com

If to Seller: Panacea Life Sciences Holdings, Inc.
5910 S University Blvd
Ste C18-193
Greenwood Village, CO 80121
Attention: Leslie Buttorff
Email: leslie.buttorff@panacealife.com

Section 4.03. Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 4.04. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 4.05. Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous representations, warranties, understandings, and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Exhibits or the Appendixes, the statements in the body of this Agreement will control.

Section 4.06. Successors and Assigns; Assignment. This Agreement is binding upon and inures to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither Buyer, on the one hand, nor Seller, on the other hand, may assign any rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed. Any purported assignment in violation of this Section 4.06 shall be null and void. No assignment shall relieve the assigning Party of any obligation hereunder.

Section 4.07. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 4.08. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado without giving effect to the conflict of law provisions thereof to the extent such provisions would require or permit the application of the laws of any jurisdiction other than the State of Colorado. Any legal suit, action, proceeding, or dispute arising out of or relating to this Agreement or the transactions contemplated hereby or thereby shall be instituted in a state or federal court of competent jurisdiction located in the State of Colorado, and each Party irrevocably submits to the exclusive jurisdiction of such court in any such suit, action, proceeding, or dispute.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND

DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND APPENDIXES ATTACHED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (i) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (ii) SUCH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (iii) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 4.09. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Seller:

Panacea Life Sciences Holdings, Inc.,

DocuSigned by:

By: Leslie Buttorff
Name: Leslie Buttorff
Title: CEO

Buyer:

PLM Holdings, Inc.

DocuSigned by:

By: Nick Cavarra
Name: Nick Cavarra
Title: President

Appendix 1.01
Purchased Assets

The Purchased Assets comprise all the assets of the Seller, including the following:

(a) All rights of Seller under the following agreements (collectively, the "**Franchise Agreements**"):

1. Pür Life Medical Franchise Agreement with Golden Light Enterprises, LLC, 22015 Jodi Place, Saugus, CA 91350, for a location to be determined within the territory of North Los Angeles, effective as of January 23, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

2. Pür Life Medical Franchise Agreement with Robert Langendorfer, 360 Martin Lane, Harrodsburg, KY 40330, for a location to be determined within the territory of the state of Colorado, effective as of April 28, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

3. Pür Life Medical Franchise Agreement with True Source Wellness LLC, 1309 Coffeen Avenue, Suite 1200, Sheridan, WY 82801, for a location to be determined within the territory of Miami, Florida, effective as of March 10, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

4. Pür Life Medical Franchise Agreement with C & C Empire Development, LLC, 655 Ginhouse Drive, Sumter, SC 29154, for a location to be determined within the territory of West Palm Beach, Florida, effective as of August 23, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

5. Pür Life Medical Franchise Agreement with AP Wellness Inc, 2633 Jewel Street, Eastpoint, GA 30344, for a location to be determined within the territory of Atlanta, Georgia, effective as of June 2, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

6. Pür Life Medical Franchise Agreement with True Source Wellness LLC, 1309 Coffeen Avenue, Suite 1200, Sheridan, WY 82801, for a location to be determined within the territory of Atlanta Metropolitan Area, Georgia, effective as of March 10, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

7. Pür Life Medical Franchise Agreement with Associated Physicians of Indiana LLC, 1641 US Highway 231 South, Crawfordsville, IN 47933, for a location to be determined within the territory of Crawfordsville, Indiana, effective as of April 10, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

8. Pür Life Medical Franchise Agreement with Dr. Seneque Milien (and subsequently assigned to Ascending Healthcare Provides LLC on October 10, 2022), 1509 Gallop Lane, Fisher, IN 46040, for a location to be determined within the territory of Fisher, Indiana, effective as of May 25, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

9. Pür Life Medical Franchise Agreement with VCJ Estates LLC, 42447 Greens View Drive, Gonzales, LA 70737, for a location to be determined within the territory of Baton Rouge, Louisiana, effective as of March 8, 2023, assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

10. Pür Life Medical Franchise Agreement with PLMNC Falls Pointe LLC, 9650 Strickland Road, Suite 103-111, Raleigh, NC 27615 for a store located at 9660 Falls of Neuse Road, Suite 151, Raleigh, NC 27615, effective as of October 12, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

11. Pür Life Medical Franchise Agreement with PLMNC Progress Pointe LLC, 104 Kenna Court, Jacksonville, NC 28540 for a location to be determined within the territory of Wilmington, NC, effective as of November 8, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

12. Pür Life Medical Franchise Agreement with Vascular Access Plus, LLC, 12100 W Center Road, Suite 524/525, Omaha, NE 68144 for a store to located at 12100 W Center Road, Suite 524/525, Omaha, Nebraska 68144 effective as of May 16, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

13. Pür Life Medical Franchise Agreement with PLM Holdings NJ LLC, 1781 Woodland Avenue, Edison, NJ 08820 for a location to be determined within the territory of the state of New Jersey, effective as of March 14, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

14. Pür Life Medical Franchise Agreement with AHAANSH LLC, 4 Olsen Court, Kendall Park, NJ 08824 for two locations to be determined within the territory of Middlesex and Mercer Counties, within the state of New Jersey, effective as of March 6, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

15. Pür Life Medical Franchise Agreement with E&M Master Pur Life Medical, LLC (and subsequently assigned to E&M Pur Life Medical, LLC on April 21, 2023), 605 Stableford St., Celina, TX 75009 for a location to be determined within the territory of the states of New Jersey and Pennsylvania, effective as of September 29, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

16. Pür Life Medical Franchise Agreement with Starlight Enterprise Holdings, LLC, 10580 N. McCarran Blvd., #115-251, Reno, NV 89503 for a location to be determined within the territory of Northwest Nevada, effective as of December 23, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

17. Pür Life Medical Franchise Agreement with Wasson Wellness and Chiropractic, LLC, 3025 Richfield Lane, Edmond, OK 73013 for a location to be determined within the territory of Edmond, Oklahoma, effective as of March 4, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

18. Pür Life Medical Franchise Agreement with Valens Vitae LLC, 10709 Oak View Drive, Austin, TX 78759 for a location to be determined within the territory of Austin, Texas, effective as of February 11, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

19. Pür Life Medical Franchise Agreement with HnP Corporation (and subsequently assigned to PDH Corporation on May 11, 2022), 3420 Milwaukee Avenue, Unit 3001, Lubbock, TX 79407 for a location to be determined within the territory of the Dallas

Metroplex, Texas, effective as of August 30, 21, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

20. Pür Life Medical Franchise Agreement with AWE Services Inc, 619 Painted Creek Way, Kyle, TX 78640 for a location to be determined within the territory of Dallas, Texas, effective as of December 5, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

21. Pür Life Medical Franchise Agreement with Trevor A. Williams DMD PC, 400 S. Gold Avenue, Deming, NM 88303 for a location to be determined within the territory of El Paso County, Texas (Unit 1 of 3), effective as of August 5, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

22. Pür Life Medical Franchise Agreement with Trevor A. Williams DMD PC, 400 S. Gold Avenue, Deming, NM 88303 for a location to be determined within the territory of El Paso County, Texas (Unit 2 of 3), effective as of August 5, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

23. Pür Life Medical Franchise Agreement with Trevor A. Williams DMD PC, 400 S. Gold Avenue, Deming, NM 88303 for a location to be determined within the territory of El Paso County, Texas (Unit 3 of 3), effective as of August 5, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

24. Pür Life Medical Franchise Agreement with JCN Management Services, LLC, 3420 Paladin Place, Fort Worth, TX 76137 for a location to be determined within the territory of Tarrant County, Texas (Unit 1 of 3), effective as of October 13, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

25. Pür Life Medical Franchise Agreement with JCN Management Services, LLC, 3420 Paladin Place, Fort Worth, TX 76137 for a location to be determined within the territory of Tarrant County, Texas (Unit 2 of 3), effective as of May 13, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

26. Pür Life Medical Franchise Agreement with JCN Management Services, LLC, 3420 Paladin Place, Fort Worth, TX 76137 for a location to be determined within the territory of Tarrant County, Texas (Unit 3 of 3), effective as of October 13, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

27. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston, Texas (Unit 1 of 7), effective as of September 23, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

28. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston, Texas (Unit 2 of 7), effective as of September 23, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

29. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston,

Texas (Unit 3 of 7), effective as of November 28, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

30. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston, Texas (Unit 4 of 7), effective as of November 28, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

31. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston, Texas (Unit 5 of 7), effective as of November 28, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

32. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston, Texas (Unit 6 of 7), effective as of November 28, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

33. Pür Life Medical Franchise Agreement with Heavenly Wellcare LLC, 2602 Reserve Court. Erie. CO 80516 for a location to be determined within the territory of Houston, Texas (Unit 7 of 7), effective as of November 28, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

34. Pür Life Medical Franchise Agreement with Evoke Health LLC, 5822 S 1100 E, Ogden, UT 84405 for a location to be determined within the territory of Davis County, Utah, effective as of May 2, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

35. Pür Life Medical Franchise Agreement with David Lane and Giuliana Foote, 15027 S Rebellion Court, Bluffdale, UT 84065 for a location to be determined within the territory of Draper, Utah, effective as of June 1, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

36. Pür Life Medical Franchise Agreement with Pur 1 DDRR, LLC, 1491 E 1110 N, Orem, UT 84097 for a location to be determined within the territory of Orem, Utah, effective as of April 30, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

37. Pür Life Medical Franchise Agreement with Elite Med Spa, LLC, 3538 W Biathlon Circle, Taylorsville, UT 84129 for a location to be determined within the territory of Draper, Millcreek, Riverton or South Jordan, Utah, effective as of May 20, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

38. Pür Life Medical Franchise Agreement with Derek Law, 730 S 885 W, Brigham City, UT 84302 for a location to be determined within the territory of South Ogden, Utah, effective as of October 20, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

39. Pür Life Medical Franchise Agreement with 1 Pura Vida, LLC, 1033 Lamar Circle, Alpine, UT 95005 for a location to be determined within the territory of the state of

Utah, effective as of July 1, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

40. Pūr Life Medical Franchise Agreement with Pur Life Washington, LLC, 6707 Sunset View Drive NW, Gig Harbor, WA 98332 for a location to be determined within the territory of Tacoma, Washington, effective as of January 20, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

(b) All rights of Seller under the following area representative agreements (collectively, the "**Area Representative Agreements**"):

1. Pūr Life Medical Area Representative Agreement with Cure Medical Care, for the development area of the state of Arizona, effective as of September 29, 2021, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

2. Pūr Life Medical Area Representative Agreement with Michael Panella, 4546 E Hastings Avenue, Orange, CA 92867, for the development area of Southern Los Angeles County, California, effective as of January 2, 2020, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

3. Pūr Life Medical Area Representative Agreement with Golden Light Enterprises, LLC, 22015 Jodi Place, Saugus, CA 91350, for the development area of Northern Los Angeles County, California, effective as of November 18, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

4. Pūr Life Medical Area Representative Agreement with Choice Treatment LLC, 730 S 885 W, Brigham City, UT 84302, for the development area of the state of Colorado, effective as of March 4, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

5. Pūr Life Medical Area Representative Agreement with Pur Life Miami, LLC, 405 115th Avenue, Unit 5, Northglenn, CO 80234, for the development area of South Florida, effective as of March 30, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

6. Pūr Life Medical Area Representative Agreement with Gordon Highlanders PLM LLC, for the development area of Orlando, Florida, effective as of December 27, 2021, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

7. Pūr Life Medical Area Representative Agreement with Rhondalyn Sue Garrard and Jonathan Dee Garrard, 1788 E Canyon Road, Lake Point, UT 84074, Lori Lee Swan, 1560 N Summer Crest Drive, Lehi, UT 84043, and Josh Vlach, 18919 176th Ave NE, Woodinville, WA 98072, for the development area of Florida & Georgia selected counties, effective as of December 21, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

8. Pūr Life Medical Area Representative Agreement with Rejuvenex Wellness Center, LLC, 324 N. Dale Mabry Highway #300, Tampa, FL 33609 for the development area of Tampa and St. Petersburg, Florida, effective as of September 10, 2021, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

9. Pür Life Medical Area Representative Agreement with Tim Suavé, 9650 Stickland Road, Ste 103-111, Raleigh, NC 27615, Tim Naylor, 944 W. 1060 S., Heber City, UT 84032, and Juan Martinez, 3538 W Biathlon Circle, Taylorsville, UT 84129, for the development area of selected counties within Alabama, Georgia and North Carolina, effective as of March 31, 2023, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

10. Pür Life Medical Area Representative Agreement with IONE, LLC, for the development area of the states of Iowa and Nebraska, effective as of December 17, 2021, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

11. Pür Life Medical Area Representative Agreement with Jade M. Stoker, 47 E 980 N, Orem, UT 84057 and Bryce Barfuss, 2047 Stone Ridge Drive., Twin Falls, ID 83301, for the development area of the states of Idaho and Montana, effective as of May 26, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

12. Pür Life Medical Area Representative Agreement with MDRX, LLC, 10499 Doral Circle, Fishers, IN 46037 for the development area of the state of Indiana, effective as of July 1, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

13. Pür Life Medical Area Representative Agreement with MitSixHeatlh, LLC, 108 S Beaton Street, Ste F, Corsicana, TX 75110 and 1 Pura Vida, LLC, 610 S 850 E, Ste 100, Lehi, UT 84043 for the development area of the state of Kansas and Kansas City, Missouri, effective as of September 1, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

14. Pür Life Medical Area Representative Agreement with Pur Life Medical of North Carolina, LLC, 9650 Stickland Road, Ste 103-111, Raleigh, NC 27615, for the development area of eastern North Carolina, effective as of February 28, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

15. Pür Life Medical Area Representative Agreement with E&M Master Pur Life, LLC, 605 Stableford St., Celina, TX 75009 for the development area of selected counties within New Jersey and Pennsylvania, effective as of September 2, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

16. Pür Life Medical Area Representative Agreement with Synergy Health and Wellness LLC, 610 S 850 E, Ste 100, Lehi, UT 84043, for the development area of Las Vegas, Nevada, effective as of April 12, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

17. Pür Life Medical Area Representative Agreement with Starlight Enterprise Holdings, LLC, for the development area of selected counties within Northwestern Nevada, effective as of December 10, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

18. Pür Life Medical Area Representative Agreement with Pur Life Healthy of New York, LLC, 218 East Park Ave., Ste 316, Long Beach, NY 11561, for the development area of the Bronx, Kings, New York and Richmond counties within the state of New York,

effective as of November 9, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

19. Pür Life Medical Area Representative Agreement with Pur Life Healthy of New York, LLC, 218 East Park Ave., Ste 316, Long Beach, NY 11561, for the development area of the Nassau, Queens and Suffolk counties within the state of New York, effective as of November 9, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

20. Pür Life Medical Area Representative Agreement with Pur Life Healthy of New York, LLC, 218 East Park Ave., Ste 316, Long Beach, NY 11561, for the development area of the Dutchess, Orange, Putnam, Rockland, Sullivan, Ulster and Westchester counties within the state of New York, and Fairfield county, within the state of Connecticut effective as of November 9, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

21. Pür Life Medical Area Representative Agreement with HnP Corporation (and subsequently assigned to PDH Corporation on April 11, 2022), 3420 Milwaukee Avenue, Unit 3001, Lubbock, TX 79407, for the development area of Dallas, Texas, effective as of October 27, 2021, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

22. Pür Life Medical Area Representative Agreement with Trevor A. Williams DMD PC, 400 Gold Avenue, Deming, NM 88303, for the development area of El Paso County, Texas, effective as of August 5, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

23. Pür Life Medical Area Representative Agreement with Heavenly Ventures LLC, 2602 Reserve Court, Erie, CO 80516, for the development area of the Houston Metro Region, within the state of Texas, effective as of September 23, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

24. Pür Life Medical Area Representative Agreement with Warren Enszer, 619 Painted Creek Way, Kyle, TX 78640 for the development area of South Texas, effective as of July 1, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

25. Pür Life Medical Area Representative Agreement with Taylorsy, LLC dba Grand Escalante Company, 15 S 940 E, Orem, UT 84097 for the development area of the state of Utah, effective as of November 15, 2021, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

26. Pür Life Medical Area Representative Agreement with Tim Suavé, 9650 Stickland Road, Ste 103-111, Raleigh, NC 27615, for the development area of the state of Washington, with the exception of the following counties: Clark, Cowlitz, Klickitat, Skamania and Wahkiakum, effective as of December 31, 2022, as assigned to Panacea Life Sciences Holdings, Inc. as of September 26, 2023.

(c) All intangible personal property of Seller relating to the Pur Life Medical System, including all contract rights, goodwill, patents, trademarks, copyrights, and other intellectual property, and all other choses in action of Seller of every kind relating to the

Pur Life Medical System, whether due at the present time or hereafter to become due or owing; including, but not limited to, the following trademarks and service marks (collectively, "**Marks**"):

Reg. No.	Mark	Reg. Date	Jurisdiction
6115087	PUR LIFE®	July 28, 2020	United States

Serial No.	Mark	Filed Date	Jurisdiction
97754409	PÜR LIFE MEDICAL	January 13, 2023	United States
97754426	PÜR LIFE WELLNESS REGENERATE • REBALANCE • REVITALIZE	January 13, 2023	United States
98056688	PÜR LIFE MEDICAL REGENERATE • REBALANCE • REVITALIZE	June 23, 2023	United States

(d) All other tangible and intangible personal property of Seller relating to the Pur Life Medical System.

Appendix 1.02
Assumed Liabilities

The Assumed Liabilities comprise all the liabilities, duties, and obligations of Seller under the Franchise Agreements (as such term is defined on Appendix 1.01) and the Area Representative Agreements (as such term is defined on Appendix 1.01).

Buyer is not assuming any known or unknown liabilities.

Exhibit A

BILL OF SALE

This **BILL OF SALE**, dated effective January 29, 2024, by and between PLM Holdings Inc., a Colorado corporation ("**Grantee**") and Panacea Life Sciences Holdings, Inc., a Nevada corporation ("**Grantor**").

Grantor, for the consideration and upon the terms and conditions set forth in that certain Asset Purchase Agreement executed by and between Grantor and Grantee, dated January 29, 2024 ("**Purchase Agreement**"), does by these presents hereby grant, convey, bargain, sell, assign, set over, transfer and deliver unto Grantee and its successors and assigns all of Grantor's right, title, and interest in and to Purchased Assets (all capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement).

TO HAVE AND TO HOLD all and singular the Purchased Assets hereby conveyed, transferred, and assigned unto Grantee and its successors and assigns forever. Grantor will warrant and forever defend the right and title to the Purchased Assets unto the Grantee, its successors and assigns against all persons whomsoever. Grantee hereby purchases, acquires and accepts from Grantor the Purchased Assets.

Grantor for itself, its successors and assigns, hereby covenants and agrees that, at any time and from time to time upon the written request of Grantee, Grantor will do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged, and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be reasonably required by Grantee in order to assign, transfer, set over, convey, assure, and confirm unto and vest in Grantee, its successors and assigns, title to the assets sold, conveyed, and transferred by this Bill of Sale.

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed as of the date first above written.

Grantor:

Panacea Life Sciences Holdings, Inc.,

DocuSigned by:

By: Leslie Buttorff

Name: Leslie Buttorff

Title: CEO

Exhibit B

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("**Assignment**"), dated effective January 29, 2024 ("**Effective Date**"), by and between PLM Holdings Inc., a Colorado corporation ("**Assignee**") and Panacea Life Sciences Holdings, Inc., a Nevada corporation ("**Assignor**").

WHEREAS, Assignor and Assignee have entered into a certain Asset Purchase Agreement, dated as of January 29, 2024 ("**Purchase Agreement**"), pursuant to which, among other things, Assignor has agreed to assign all of its rights, title and interests in, and Assignee has agreed to assume all of Assignor's duties and obligations under, the Franchise Agreements and the Area Representative Agreements (each as defined in the Purchase Agreement, and together the "**Assigned Contracts**").

WHEREAS, Assignor, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, desires to grant, convey, sell, assign, set over, transfer and deliver unto Assignee and its successors and assigns all of Assignor's right, title and interest in and to the Assigned Contracts.

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. All capitalized terms used in this Assignment but not otherwise defined herein are given the meanings set forth in the Purchase Agreement.

2. Assignment. Assignor hereby grants, conveys, sells, assigns, sets over, transfers, and delivers unto Assignee and its successors and assigns all of Assignor's right, title, and interest in and to the Assigned Contracts.

3. Assumption. Assignee hereby accepts such assignment and assumes all of Assignor's duties and obligations under the Assigned Contracts and Assignee, for the benefit of Assignor and the obligees thereunder, hereby expressly assumes and agrees to perform, pay, and discharge all of the liabilities and obligations under the Assigned Contracts arising on and after the Effective Date. Assignor shall remain liable for all liabilities and obligations under the Assigned Contracts arising prior the Effective Date.

4. Representations and Warranties. This Assignment is intended to evidence the consummation of the transactions contemplated by the Purchase Agreement and is subject to the terms and conditions set forth in the Purchase Agreement. The Parties hereto acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. Except as expressly stated in the Purchase Agreement, this Assignment is made without representation or warranty. To the extent there is a conflict between the terms and provisions of this Assignment and the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall govern.

5. Governing Law. The construction and performance of this Assignment shall be governed by the laws of the State of Colorado, without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction).

6. Further Assurances. Each of Assignor and Assignee agrees to use its commercially reasonable efforts to take or cause to be taken such further action, to execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to effectuate fully the purposes, terms, and conditions of this Assignment.

7. Successors and Assigns. This Assignment shall be binding upon, and inure to the benefit of, the Parties hereto, their respective successors in interest, and their respective permitted assigns.

8. Counterparts. This Assignment may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original and all of such counterparts shall together constitute but one and the same instrument. Delivery of executed counterpart signature pages of this Assignment by facsimile or other electronic transmission shall be effective as delivery of original counterpart signature pages to this Assignment.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed as of the date first above written.

Assignor:

Panacea Life Sciences Holdings, Inc.,

DocuSigned by:

By: Leslie Buttorff
Name: Leslie Buttorff
Title: CEO

Assignee:

PLM Holdings, Inc.

DocuSigned by:

By: Nick Cavarra
Name: Nick Cavarra
Title: President

Exhibit C

ASSIGNMENT OF ALL WORLDWIDE RIGHT, TITLE, AND INTERESTS IN TRADEMARKS AND SERVICE MARKS

WHEREAS, **Panacea Life Sciences Holdings, Inc.**, a Nevada corporation ("**Assignor**") is the owner of the following trademarks and service marks (collectively, "**Marks**"):

Reg. No.	Mark	Reg. Date	Jurisdiction
6115087	PUR LIFE®	July 28, 2020	United States

Serial No.	Mark	Filed Date	Jurisdiction
97754409	PÜR LIFE MEDICAL	January 13, 2023	United States
97754426	PÜR LIFE WELLNESS REGENERATE • REBALANCE • REVITALIZE	January 13, 2023	United States
98056688	PÜR LIFE MEDICAL REGENERATE • REBALANCE • REVITALIZE	June 23, 2023	United States

WHEREAS, PLM Holdings, Inc., a Colorado corporation ("**Assignee**") has acquired and is desirous of acquiring the entire right, title and interest in and to said Marks, and the registrations thereof;

NOW THEREFORE, for ONE DOLLAR ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor has transferred and does hereby irrevocably sell, assign and transfer unto Assignee the entire worldwide right, title and interest (including all common law rights) in and to the above identified Marks, together with the goodwill of the business symbolized by the Marks, the right to sue for and recover any and all damages and other remedies in respect of any infringement of the Marks which may have occurred prior to the effective date of this assignment.

[*Signature on following page*]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed as of the date first above written.

Assignor:

Panacea Life Sciences Holdings, Inc.,

DocuSigned by:

By: Leslie Buttorff
Name: Leslie Buttorff
Title: CEO

Assignee:

Panacea Life Sciences Holdings, Inc.,

DocuSigned by:

By: Nick Cavarra
Name: Nick Cavarra
Title: President